                                 EXHIBIT 10(A)


                              SECURITY AGREEMENT
                              ------------------

     THIS SECURITY AGREEMENT is entered into as of the 7th day of February 1995, by and between Alta-Berkeley L.P. II and Innolion S.A. (the "Security Agents") for themselves and for Sofinnova Capital F.C.P.R., Sofinnova S.A. and Finovelec S.A. (collectively, the "Secured Parties") and OXIS International, Inc., a Delaware corporation, having a principal place of business at 6040 N. Cutter Circle, Suite 317, Portland, Oregon, 97217 ("Debtor").

                                   RECITALS:
                                   ---------

     WHEREAS, concurrently herewith, the Debtor is executing and delivering to each of the Secured Parties a certain Secured Promissory Notes dated the date hereof (the "Notes"), which represent a debt owed by the Debtor to each Secured Party;

     WHEREAS, the parties desire that Debtor's obligations under the Notes be secured by a security interest in certain specific assets of Debtor, which security interest shall have the priority described herein with respect to any interests of third parties; and

     WHEREAS, the Secured Parties have designated the Security Agents to represent them and act on their behalf under this Security Agreement.

     NOW THEREFORE, in consideration of the extension of credit by the Secured Parties as evidenced by the Notes and of other good and valuable consideration receipt of which is hereby acknowledged, Debtor and the Secured Parties agree as follows:

     1.  Security.  Debtor grants to the Secured Parties a continuing security
         --------
interest in all of the property set forth on Exhibit "A" hereto (consisting of Exhibits "A-1" and "A-2"), which is hereinafter referred to as "Collateral".
The Security Agents and the Debtor agree that initially the Collateral shall consist of the property described in Exhibit "A-1" hereto, and the Debtor represents and warrants that the security interest of the Secured Parties in such Collateral has and will have priority over the claims, liens, security interests and other encumbrances of all of the Debtor's creditors other than United States National Bank of Oregon (the "Bank"); and that the maximum liability of the Debtor to such Bank subject to such Bank's security interest is not greater than, and will not exceed, $425,000. In the event that the Debtor is able to obtain the release of the security interest of Bank in the portion of such Collateral described in Exhibit "A-2" hereto, the Security Agents agree that they will release the security interest of the Secured Parties in all Collateral other than that portion which is described in Exhibit "A-2", subject only to receipt of appropriate confirmation of the release of Bank's security interest and the Debtor's representation and warranty that the security interest of the Secured Parties in such Collateral will thereafter constitute a continuing first priority security interest in such Collateral free and clear of any claims, liens, security interests or other encumbrances of any other creditor of the Debtor.

     2.  Obligations Secured.  The foregoing security interest is to secure
         -------------------
performance of all Debtor's payment and other obligations under this Security Agreement and the Notes. All payments due to the Secured Parties under the Notes or this Security Agreement are hereinafter referred to as "Debt". The interest of the Secured Parties in the Collateral will rank pari passu in accordance with the pro rata amount of Debt held by each Secured Party.

     3.  Payment Obligations.  Debtor will immediately pay (a) all Debt when
         -------------------
due, (b) Secured Parties' costs of collecting the Debt, or realization on Collateral, and any expenditure of Secured Parties pursuant hereto, including reasonable attorneys' fees and expenses, with interest at the maximum rate allowed by law from date of expenditure, and (c) any deficiency after realization on Collateral. The obligations of the Debtor hereunder and under the Notes are full recourse obligations.

     4.  Title to Collateral.  As to all Collateral (unless specifically
         -------------------
otherwise agreed by the Secured Parties in writing) Debtor will, except as otherwise disclosed or contemplated hereunder, not sell, contract to sell, lease, encumber, pledge, license, assign or transfer any part of the Collateral (other than is necessary to operate the Debtor's business in the ordinary course, including, without limitation, the licensing or sale of such Collateral, any action necessary with respect to research and development projects or similar projects or transactions with third parties to the extent consistent with past practice and provided such action does not result in any material diminution in the value of the Collateral) until the Debt has been paid in full.

     5.  Financing Statements.  In connection with this Security Agreement,
         --------------------
Debtor agrees that it shall promptly take all action necessary to execute and file in Debtor's name any financing statements and amendments thereto and any other filings required to perfect Secured Parties' security interest hereunder (including with the Patent and Trademark Office to the extent applicable), all to protect and preserve the Collateral and Secured Parties' rights hereunder.

     6.  Remedies.  On Debtor's default, the Secured Parties shall have all
         --------
rights and remedies given by law, and, at the Security Agents' option, after providing Debtor with forty-five (45) days' notice, may sell, in one or more sales Collateral in any county where Secured Party or Debtor has an office or in any other commercially reasonable manner permitted by law. Secured Party may purchase at such sale.

     7.  Defaults.  The following events are defaults of the Debtor hereunder:
         --------

         (a) Debtor's breach of, or failure to pay or perform under, this Security Agreement or the Notes (and breach shall include any event or time if thereupon or at such time this Security Agreement ceases to create a valid and perfected security interest of the type and in the property as described herein), provided that a breach or failure to perform any non-payment obligation thereunder that can be cured shall be a default only if (i) with respect to any failure to file a financing statement or other filing than the initial financing statement to be filed with the Secretary of State of the State of Oregon and Multnomah County and filings with the Patent and Trademark Office, to the extent applicable (which shall be filed no later than February 16, 1995), such breach or failure is not cured within five business days after notice of such failure is given to the Debtor, and (ii) with respect to any other breach or failure to perform a non-payment obligation, such breach or failure is not cured within 45 days after notice of such failure is given to the Debtor;

         (b) any levy or seizure against the Debtor or any of the Collateral, provided that the levy or seizure of property of the Debtor other than the Collateral shall be a default only if the Debtor is unable to remove or cause the release of such levy or seizure within 45 days of the occurrence thereof;

         (c) assignment for creditors, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against Debtor.

     8.  Additional Action; Authority of Security Agents.  To the extent
         -----------------------------------------------
reasonably requested by the Secured Parties, the Debtor agrees to take such additional action as may be required to accomplish the purposes of this Security Agreement as set forth herein. Each Security Agent acting alone shall have the authority to bind all of the Secured Parties with respect to all matters concerning this Security Agreement.

     9.  Notices.  Any notice or other communication required or which may be
         -------
given hereunder shall be in writing and shall be delivered personally, telegraphed or telexed or sent by courier or sent by certified or registered mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed, telexed or sent by courier or, if mailed, upon receipt thereof, at the addresses as indicated above or below, or at such other address as may be designated by notice given to the other parties hereto in the foregoing manner.

     10.  Miscellaneous.  Unless otherwise defined, words used herein have the
          -------------
meaning given them in the Oregon Uniform Commercial Code. This Security Agreement benefits and binds Secured Parties' and Debtor's successors and assigns. This Security Agreement contains the entire security agreement between Secured Parties and Debtor. This Security Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Headings are included for convenience only, and will not be used in any way in the interpretation of this Security Agreement. This Security Agreement shall be governed by the laws of the State of Oregon. If any provision of this Security Agreement shall be held unenforceable, such unenforceability shall not affect the enforceability of any other provision of this Security Agreement. This Security Agreement may be modified, amended, superseded or canceled, and any of the provisions hereof may be waived, only by a written instrument executed by the Security Agents (on behalf of the themselves and the Secured Parties) and Debtor or in, the case of waiver, by the party waiving compliance.

     IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the day and year first above written.

                              "Security Agents"
                              Alta-Berkeley L.P. II, for itself and the other Secured Parties

                              By:        s/George Vigent
                                       -------------------------------------
                              Name:      George Vigent
                                       -------------------------------------
                              Title:     Attorney-in-Fact
                                       -------------------------------------
                              Address:
                                       -------------------------------------
                                       -------------------------------------


                              Innolion S.A., for itself and the other Secured Parties

                              By:       s/Valice
                                       -------------------------------------
                              Name:     Valice
                                       -------------------------------------
                              Title:    Director General Adjunct
                                       -------------------------------------
                              Address:
                                       -------------------------------------
                                       -------------------------------------


                              "Debtor"
                              OXIS INTERNATIONAL, INC., a Delaware
                              corporation

                              By:       s/Ray R. Rogers
                                       -------------------------------------
                              Name:     Ray R. Rogers
                                       -------------------------------------
                              Its:      Chairman
                                       -------------------------------------

                                 EXHIBIT "A-1"

                                  COLLATERAL
                                  ----------

     The Collateral consists of the following property of the Debtor now owned or hereafter acquired:

     (a) all accounts, instruments, chattel paper, general intangibles, patents, trademarks, inventory, equipment, furniture and fixtures, and all other assets and property, both real and personal (except for the Debtor's ownership interest in Bioxytech S.A.) and whenever so located, now or hereafter owned or acquired by Debtor, all guarantees and other security therefor, and all of Debtor's books and records relating thereto; and

     (b) all rights to insurance and proceeds thereof covering any of such Collateral; and

     (c) all accounts and note receivable; and

     (d) all other proceeds, products or replacements of any of the foregoing, accessions to any for the foregoing, rights to payments in respect or any of the foregoing, and any property that Debtor may acquire or receive on account of, in exchange for or upon sale or other disposition of any of the foregoing.

                                 EXHIBIT "A-2"

                                  COLLATERAL
                                  ----------

     Upon satisfaction of the conditions described in the last sentence of
Section 1 above, the Collateral will consist of the Debtor's clinical diagnostics products more particularly described as follows and all related contract rights (including without limitation all patents, trademarks, and general intangibles) inventory, and equipment directly used in the manufacture of such diagnostics, now owned or hereafter acquired and necessary or used by the Debtor to exploit such products:

- --Theophylline
- --Amikacin
- --Gentamicin
- --Teicoplanin
- --Tobramycin
- --Vancomycin
- --Carbamazepine
- --Phenobarbital
- --Phenytoin
- --Valproic Acid
- --Digitoxin
- --Digoxin
- --Quinidine

     Debtor represents that any financing statement or other filing made pursuant to this Security Agreement with respect to the foregoing will describe accurately and with particularity the items of Collateral described above.

                            SECURED PROMISSORY NOTE

$235,503.00                                                     FEBRUARY 7, 1995

     FOR VALUE RECEIVED, OXIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), promises to pay to the order of Alta-Berkeley L.P. II ("Lender"), the sum of ONE HUNDRED SEVENTEEN THOUSAND SEVEN HUNDRED FIFTY-ONE AND 50/100 DOLLARS ($117,751.50) in lawful money of the United States of America which shall be legal tender for the payment of debts from time to time, together with interest on the principal amount hereof remaining outstanding and unpaid, from the date hereof until maturity, at the rate of eight percent (8%) per annum (computed on the actual number of days elapsed over a year of 365 days). In addition, on February 24, 1995, the Lender will deliver $117,751.50 (the "Second Tranche") to the Company, thereby increasing the principal balance of this Promissory Note to $235,503.00. The issuance of the warrant and the delivery of the shares of the Company's Common Stock to Lender described herein is dependent and expressly conditioned upon (provided that an Event of Default (below defined) has not occurred) the Lender delivering the Second Tranche on or before February 24, 1995 (the "Second Tranche February 24 Delivery Obligation"). The failure of the Lender to deliver, or to give irrevocable instructions for the wire transfer of, the Second Tranche on or before February 24, 1995 will result in the Company having no obligation to issue the warrant or deliver any shares of Common Stock described below.

     The principal balance evidenced by this Promissory Note ("Note"), and any accrued but unpaid interest, shall be due and payable in full on February 5, 1996 (the "Due Date").

     The Company shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note and any accrued interest thereon, without notice, penalty or fee.

     The occurrence or existence of any one of the following events or conditions shall constitute an "Event of Default" under this Note:

          (a) any principal of or interest on this Note shall not have been paid on February 5, 1996; or

          (b) the Company makes an assignment for the benefit of creditors, or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of the assets of the Company, or commences, or has commenced against it, any proceedings relating to the Company under any bankruptcy, reorganization, arrangement, readjustment or debts or other insolvency law of any jurisdiction; or an order is entered appointing such trustee or receiver, or adjudicating the Company bankrupt, or approving the petition in any such proceedings; or

          (c) a breach of any of the nonpayment terms of this Note by the Company which is not cured by the Company within forty-five (45) days of receipt of notice by the Company or a breach of the terms of the Security Agreement which is not cured (where cure is possible and permitted) within the periods provided in the Security Agreement.

     This Note is secured by and is subject to that certain Security Agreement dated as of the date hereof between the Company and the Security Agents on behalf of themselves, the Lender and other lenders. The Lender acknowledges it is aware of the terms of the Security Agreement and authorizes the Security Agents to act thereunder and as the Security Agents may determine in their reasonable discretion.

     The Company expressly agrees that upon the happening or occurrence of an Event of Default, Lender may at its option, declare the unpaid principal balance of this Note and all interest then accrued hereon, at once due and payable; and in such event if this Note is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial or other proceeding whatsoever, then the Company agrees and promises to pay reasonable attorneys' fees and expenses.

     As additional consideration for the loans evidenced hereby, the Company shall issue promptly after the date hereof 28,680 shares of its Common Stock in Lender's name. Such issued shares shall be held in escrow by the Secretary of the Company and shall be promptly delivered to the Lender on or about February 24, 1995, subject only to satisfaction of the Second Tranche February 24 Delivery Obligation. If the Second Tranche February 24 Delivery Obligation is not satisfied (other than as a result of an Event of Default by the Debtor hereunder), such shares shall be canceled and deemed null and void by the Company. Such shares shall be entitled to the same, or substantially equivalent, registration rights as those granted to the purchasers of Equity Securities in the Private Placement (as such terms are defined below).

     The Company is contemplating a Private Placement as described in Article 8B of that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of June 21, 1994 among the Company (then named "DDI Pharmaceuticals, Inc."), Bioxytech S.A. ("Bioxytech"), the Lender and certain other stockholders of Bioxytech, and that certain letter from the Lender to the Company dated September 7, 1994 (the "Firm Commitment Letter"). (All capitalized terms not defined herein shall have the meanings as set forth in the Purchase Agreement or the Firm Commitment Letter.) In consideration for the Lender making the loan evidenced by this Note and provided that the Second Tranche February 24 Delivery Obligation is satisfied, at the closing of a Private Placement of Equity Securities by the Company, the Company shall issue a warrant entitling the Lender to purchase at any time up to and through December 31, 1997, such number of shares of Equity Securities equal to (x) seven percent (7%) of the principal amount of this Note, divided by (y) the price per share paid by the investors in the Private Placement for Equity Securities. The exercise price of such warrant shall be the same as applicable to other warrants issued in the Private Placement; provided, however, if no such warrants are issued in the Private Placement, the exercise price shall be One Hundred Twenty Percent (120%) of the price per share paid by purchasers of Equity Securities in the Private Placement.

     At the option of the Lender, the Lender shall be entitled to apply all principal and interest owed by the Company hereunder to the Lenders' purchase of Equity Securities in the Private Placement. In the event the Lender exercises the option set forth in the immediately preceding sentence, this Note shall be canceled and the Company's obligations hereunder shall be deemed satisfied at the closing of the Private Placement.

     All of the provisions hereof shall be binding upon and inure to the benefit of the Company and Lender and their respective successors and permitted assigns, except as otherwise provided. This Note may not be assigned by Lender without the consent of the Company.

     This Note shall be governed by the laws of the State of Oregon. The parties hereto agree that any dispute, action or proceeding which arises under or relates to this Note (except for an Event of Default pursuant to the terms of subparagraphs (a) or (b) of the forth paragraph of this Note or a default resulting from a breach of the terms of the Security Agreement), shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association with such arbitration to be held in New York City, New York. The results, determination, finding, judgment or award rendered through such arbitration, shall be final and binding on each of the Company and Lender and not subject to final appeal.

                              OXIS INTERNATIONAL, INC.
                              (the "Company")



                              By:     s/Ray R. Rogers
                                     -------------------------
                              Title:   Chairman
                                     -------------------------

                            SECURED PROMISSORY NOTE

$161,665.00                                                     FEBRUARY 7, 1995

     FOR VALUE RECEIVED, OXIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), promises to pay to the order of Innolion S.A. ("Lender"), the sum of EIGHTY THOUSAND EIGHT HUNDRED THIRTY-TWO AND 50/100 DOLLARS ($80,832.50) in lawful money of the United States of America which shall be legal tender for the payment of debts from time to time, together with interest on the principal amount hereof remaining outstanding and unpaid, from the date hereof until maturity, at the rate of eight percent (8%) per annum (computed on the actual number of days elapsed over a year of 365 days). In addition, on February 24, 1995, the Lender will deliver $80,832.50 (the "Second Tranche") to the Company, thereby increasing the principal balance of this Promissory Note to $161,665.00. The issuance of the warrant and the delivery of the shares of the Company's Common Stock to Lender described herein is dependent and expressly conditioned upon (provided that an Event of Default (below defined) has not occurred) the Lender delivering the Second Tranche on or before February 24, 1995 (the "Second Tranche February 24 Delivery Obligation"). The failure of the Lender to deliver, or to give irrevocable instructions for the wire transfer of, the Second Tranche on or before February 24, 1995 will result in the Company having no obligation to issue the warrant or deliver any shares of Common Stock described below.

     The principal balance evidenced by this Promissory Note ("Note"), and any accrued but unpaid interest, shall be due and payable in full on February 5, 1996 (the "Due Date").

     The Company shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note and any accrued interest thereon, without notice, penalty or fee.

     The occurrence or existence of any one of the following events or conditions shall constitute an "Event of Default" under this Note:

          (a) any principal of or interest on this Note shall not have been paid on February 5, 1996; or

          (b) the Company makes an assignment for the benefit of creditors, or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of the assets of the Company, or commences, or has commenced against it, any proceedings relating to the Company under any bankruptcy, reorganization, arrangement, readjustment or debts or other insolvency law of any jurisdiction; or an order is entered appointing such trustee or receiver, or adjudicating the Company bankrupt, or approving the petition in any such proceedings; or

          (c) a breach of any of the nonpayment terms of this Note by the Company which is not cured by the Company within forty-five (45) days of receipt of notice by the Company or a breach of the terms of the Security Agreement which is not cured (where cure is possible and permitted) within the periods provided in the Security Agreement.

     This Note is secured by and is subject to that certain Security Agreement dated as of the date hereof between the Company and the Security Agents on behalf of themselves, the Lender and other lenders. The Lender acknowledges it is aware of the terms of the Security Agreement and authorizes the Security Agents to act thereunder and as the Security Agents may determine in their reasonable discretion.

     The Company expressly agrees that upon the happening or occurrence of an Event of Default, Lender may at its option, declare the unpaid principal balance of this Note and all interest then accrued hereon, at once due and payable; and in such event if this Note is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial or other proceeding whatsoever, then the Company agrees and promises to pay reasonable attorneys' fees and expenses.

     As additional consideration for the loans evidenced hereby, the Company shall issue promptly after the date hereof 19,685 shares of its Common Stock in Lender's name. Such issued shares shall be held in escrow by the Secretary of the Company and shall be promptly delivered to the Lender on or about February 24, 1995, subject only to satisfaction of the Second Tranche February 24 Delivery Obligation. If the Second Tranche February 24 Delivery Obligation is not satisfied (other than as a result of an Event of Default by the Debtor hereunder), such shares shall be canceled and deemed null and void by the Company. Such shares shall be entitled to the same, or substantially equivalent, registration rights as those granted to the purchasers of Equity Securities in the Private Placement (as such terms are defined below).

     The Company is contemplating a Private Placement as described in Article 8B of that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of June 21, 1994 among the Company (then named "DDI Pharmaceuticals, Inc."), Bioxytech S.A. ("Bioxytech"), the Lender and certain other stockholders of Bioxytech, and that certain letter from the Lender to the Company dated September 7, 1994 (the "Firm Commitment Letter"). (All capitalized terms not defined herein shall have the meanings as set forth in the Purchase Agreement or the Firm Commitment Letter.) In consideration for the Lender making the loan evidenced by this Note and provided that the Second Tranche February 24 Delivery Obligation is satisfied, at the closing of a Private Placement of Equity Securities by the Company, the Company shall issue a warrant entitling the Lender to purchase at any time up to and through December 31, 1997, such number of shares of Equity Securities equal to (x) seven percent (7%) of the principal amount of this Note, divided by (y) the price per share paid by the investors in the Private Placement for Equity Securities. The exercise price of such warrant shall be the same as applicable to other warrants issued in the Private Placement; provided, however, if no such warrants are issued in the Private Placement, the exercise price shall be One Hundred Twenty Percent (120%) of the price per share paid by purchasers of Equity Securities in the Private Placement.

     At the option of the Lender, the Lender shall be entitled to apply all principal and interest owed by the Company hereunder to the Lenders' purchase of Equity Securities in the Private Placement. In the event the Lender exercises the option set forth in the immediately preceding sentence, this Note shall be canceled and the Company's obligations hereunder shall be deemed satisfied at the closing of the Private Placement.

     All of the provisions hereof shall be binding upon and inure to the benefit of the Company and Lender and their respective successors and permitted assigns, except as otherwise provided. This Note may not be assigned by Lender without the consent of the Company.

     This Note shall be governed by the laws of the State of Oregon. The parties hereto agree that any dispute, action or proceeding which arises under or relates to this Note (except for an Event of Default pursuant to the terms of subparagraphs (a) or (b) of the forth paragraph of this Note or a default resulting from a breach of the terms of the Security Agreement), shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association with such arbitration to be held in New York City, New York. The results, determination, finding, judgment or award rendered through such arbitration, shall be final and binding on each of the Company and Lender and not subject to final appeal.

                              OXIS INTERNATIONAL, INC.
                              (the "Company")



                              By:      s/Ray R. Rogers
                                     ------------------
                              Title:   Chairman
                                     -------------------

                            SECURED PROMISSORY NOTE

$111,112.00                                                    FEBRUARY 7, 1995

     FOR VALUE RECEIVED, OXIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), promises to pay to the order of Sofinnova Capital F.C.P.R. ("Lender"), the sum of FIFTY FIVE THOUSAND FIVE HUNDRED FIFTY-SIX DOLLARS ($55,556.00) in lawful money of the United States of America which shall be legal tender for the payment of debts from time to time, together with interest on the principal amount hereof remaining outstanding and unpaid, from the date hereof until maturity, at the rate of eight percent (8%) per annum (computed on the actual number of days elapsed over a year of 365 days). In addition, on February 24, 1995, the Lender will deliver $55,556.00 (the "Second Tranche") to the Company, thereby increasing the principal balance of this Promissory Note to $111,112.00. The issuance of the warrant and the delivery of the shares of the Company's Common Stock to Lender described herein is dependent and expressly conditioned upon (provided that an Event of Default (below defined) has not occurred) the Lender delivering the Second Tranche on or before February 24, 1995 (the "Second Tranche February 24 Delivery Obligation"). The failure of the Lender to deliver, or to give irrevocable instructions for the wire transfer of, the Second Tranche on or before February 24, 1995 will result in the Company having no obligation to issue the warrant or deliver any shares of Common Stock described below.

     The principal balance evidenced by this Promissory Note ("Note"), and any accrued but unpaid interest, shall be due and payable in full on February 5, 1996 (the "Due Date").

     The Company shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note and any accrued interest thereon, without notice, penalty or fee.

     The occurrence or existence of any one of the following events or conditions shall constitute an "Event of Default" under this Note:

          (a) any principal of or interest on this Note shall not have been paid on February 5, 1996; or

          (b) the Company makes an assignment for the benefit of creditors, or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of the assets of the Company, or commences, or has commenced against it, any proceedings relating to the Company under any bankruptcy, reorganization, arrangement, readjustment or debts or other insolvency law of any jurisdiction; or an order is entered appointing such trustee or receiver, or adjudicating the Company bankrupt, or approving the petition in any such proceedings; or

          (c) a breach of any of the nonpayment terms of this Note by the Company which is not cured by the Company within forty-five (45) days of receipt of notice by the Company or a breach of the terms of the Security Agreement which is not cured (where cure is possible and permitted) within the periods provided in the Security Agreement.

     This Note is secured by and is subject to that certain Security Agreement dated as of the date hereof between the Company and the Security Agents on behalf of themselves, the Lender and other lenders. The Lender acknowledges it is aware of the terms of the Security Agreement and authorizes the Security Agents to act thereunder and as the Security Agents may determine in their reasonable discretion.

     The Company expressly agrees that upon the happening or occurrence of an Event of Default, Lender may at its option, declare the unpaid principal balance of this Note and all interest then accrued hereon, at once due and payable; and in such event if this Note is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial or other proceeding whatsoever, then the Company agrees and promises to pay reasonable attorneys' fees and expenses.

     As additional consideration for the loans evidenced hereby, the Company shall issue promptly after the date hereof 13,530 shares of its Common Stock in Lender's name. Such issued shares shall be held in escrow by the Secretary of the Company and shall be promptly delivered to the Lender on or about February 24, 1995, subject only to satisfaction of the Second Tranche February 24 Delivery Obligation. If the Second Tranche February 24 Delivery Obligation is not satisfied (other than as a result of an Event of Default by the Debtor hereunder), such shares shall be canceled and deemed null and void by the Company. Such shares shall be entitled to the same, or substantially equivalent, registration rights as those granted to the purchasers of Equity Securities in the Private Placement (as such terms are defined below).

     The Company is contemplating a Private Placement as described in Article 8B of that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of June 21, 1994 among the Company (then named "DDI Pharmaceuticals, Inc."), Bioxytech S.A. ("Bioxytech"), the Lender and certain other stockholders of Bioxytech, and that certain letter from the Lender to the Company dated September 7, 1994 (the "Firm Commitment Letter"). (All capitalized terms not defined herein shall have the meanings as set forth in the Purchase Agreement or the Firm Commitment Letter.) In consideration for the Lender making the loan evidenced by this Note and provided that the Second Tranche February 24 Delivery Obligation is satisfied, at the closing of a Private Placement of Equity Securities by the Company, the Company shall issue a warrant entitling the Lender to purchase at any time up to and through December 31, 1997, such number of shares of Equity Securities equal to (x) seven percent (7%) of the principal amount of this Note, divided by (y) the price per share paid by the investors in the Private Placement for Equity Securities. The exercise price of such warrant shall be the same as applicable to other warrants issued in the Private Placement; provided, however, if no such warrants are issued in the Private Placement, the exercise price shall be One Hundred Twenty Percent (120%) of the price per share paid by purchasers of Equity Securities in the Private Placement.

     At the option of the Lender, the Lender shall be entitled to apply all principal and interest owed by the Company hereunder to the Lenders' purchase of Equity Securities in the Private Placement. In the event the Lender exercises the option set forth in the immediately preceding sentence, this Note shall be canceled and the Company's obligations hereunder shall be deemed satisfied at the closing of the Private Placement.

     All of the provisions hereof shall be binding upon and inure to the benefit of the Company and Lender and their respective successors and permitted assigns, except as otherwise provided. This Note may not be assigned by Lender without the consent of the Company.

     This Note shall be governed by the laws of the State of Oregon. The parties hereto agree that any dispute, action or proceeding which arises under or relates to this Note (except for an Event of Default pursuant to the terms of subparagraphs (a) or (b) of the forth paragraph of this Note or a default resulting from a breach of the terms of the Security Agreement), shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association with such arbitration to be held in New York City, New York. The results, determination, finding, judgment or award rendered through such arbitration, shall be final and binding on each of the Company and Lender and not subject to final appeal.

                              OXIS INTERNATIONAL, INC.
                              (the "Company")



                              By:     s/Ray R. Rogers
                                    --------------------
                              Title:   Chairman
                                    --------------------

                            SECURED PROMISSORY NOTE

$74,074.00                                                      FEBRUARY 7, 1995

     FOR VALUE RECEIVED, OXIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), promises to pay to the order of Sofinnova S.A. ("Lender"), the sum of THIRTY SEVEN THOUSAND AND THIRTY-SEVEN DOLLARS ($37,037.00) in lawful money of the United States of America which shall be legal tender for the payment of debts from time to time, together with interest on the principal amount hereof remaining outstanding and unpaid, from the date hereof until maturity, at the rate of eight percent (8%) per annum (computed on the actual number of days elapsed over a year of 365 days). In addition, on February 24, 1995, the Lender will deliver $37,037.00 (the "Second Tranche") to the Company, thereby increasing the principal balance of this Promissory Note to $74,074.00. The issuance of the warrant and the delivery of the shares of the Company's Common Stock to Lender described herein is dependent and expressly conditioned upon (provided that an Event of Default (below defined) has not occurred) the Lender delivering the Second Tranche on or before February 24, 1995 (the "Second Tranche February 24 Delivery Obligation"). The failure of the Lender to deliver, or to give irrevocable instructions for the wire transfer of, the Second Tranche on or before February 24, 1995 will result in the Company having no obligation to issue the warrant or deliver any shares of Common Stock described below.

     The principal balance evidenced by this Promissory Note ("Note"), and any accrued but unpaid interest, shall be due and payable in full on February 5, 1996 (the "Due Date").

     The Company shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note and any accrued interest thereon, without notice, penalty or fee.

     The occurrence or existence of any one of the following events or conditions shall constitute an "Event of Default" under this Note:

          (a) any principal of or interest on this Note shall not have been paid on February 5, 1996; or

          (b) the Company makes an assignment for the benefit of creditors, or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of the assets of the Company, or commences, or has commenced against it, any proceedings relating to the Company under any bankruptcy, reorganization, arrangement, readjustment or debts or other insolvency law of any jurisdiction; or an order is entered appointing such trustee or receiver, or adjudicating the Company bankrupt, or approving the petition in any such proceedings; or

          (c) a breach of any of the nonpayment terms of this Note by the Company which is not cured by the Company within forty-five (45) days of receipt of notice by the Company or a breach of the terms of the Security Agreement which is not cured (where cure is possible and permitted) within the periods provided in the Security Agreement.

     This Note is secured by and is subject to that certain Security Agreement dated as of the date hereof between the Company and the Security Agents on behalf of themselves, the Lender and other lenders. The Lender acknowledges it is aware of the terms of the Security Agreement and authorizes the Security Agents to act thereunder and as the Security Agents may determine in their reasonable discretion.

     The Company expressly agrees that upon the happening or occurrence of an Event of Default, Lender may at its option, declare the unpaid principal balance of this Note and all interest then accrued hereon, at once due and payable; and in such event if this Note is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial or other proceeding whatsoever, then the Company agrees and promises to pay reasonable attorneys' fees and expenses.

     As additional consideration for the loans evidenced hereby, the Company shall issue promptly after the date hereof 9,020 shares of its Common Stock in Lender's name. Such issued shares shall be held in escrow by the Secretary of the Company and shall be promptly delivered to the Lender on or about February 24, 1995, subject only to satisfaction of the Second Tranche February 24 Delivery Obligation. If the Second Tranche February 24 Delivery Obligation is not satisfied (other than as a result of an Event of Default by the Debtor hereunder), such shares shall be canceled and deemed null and void by the Company. Such shares shall be entitled to the same, or substantially equivalent, registration rights as those granted to the purchasers of Equity Securities in the Private Placement (as such terms are defined below).

     The Company is contemplating a Private Placement as described in Article 8B of that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of June 21, 1994 among the Company (then named "DDI Pharmaceuticals, Inc."), Bioxytech S.A. ("Bioxytech"), the Lender and certain other stockholders of Bioxytech, and that certain letter from the Lender to the Company dated September 7, 1994 (the "Firm Commitment Letter"). (All capitalized terms not defined herein shall have the meanings as set forth in the Purchase Agreement or the Firm Commitment Letter.) In consideration for the Lender making the loan evidenced by this Note and provided that the Second Tranche February 24 Delivery Obligation is satisfied, at the closing of a Private Placement of Equity Securities by the Company, the Company shall issue a warrant entitling the Lender to purchase at any time up to and through December 31, 1997, such number of shares of Equity Securities equal to (x) seven percent (7%) of the principal amount of this Note, divided by (y) the price per share paid by the investors in the Private Placement for Equity Securities. The exercise price of such warrant shall be the same as applicable to other warrants issued in the Private Placement; provided, however, if no such warrants are issued in the Private Placement, the exercise price shall be One Hundred Twenty Percent (120%) of the price per share paid by purchasers of Equity Securities in the Private Placement.

     At the option of the Lender, the Lender shall be entitled to apply all principal and interest owed by the Company hereunder to the Lenders' purchase of Equity Securities in the Private Placement. In the event the Lender exercises the option set forth in the immediately preceding sentence, this Note shall be canceled and the Company's obligations hereunder shall be deemed satisfied at the closing of the Private Placement.

     All of the provisions hereof shall be binding upon and inure to the benefit of the Company and Lender and their respective successors and permitted assigns, except as otherwise provided. This Note may not be assigned by Lender without the consent of the Company.

     This Note shall be governed by the laws of the State of Oregon. The parties hereto agree that any dispute, action or proceeding which arises under or relates to this Note (except for an Event of Default pursuant to the terms of subparagraphs (a) or (b) of the forth paragraph of this Note or a default resulting from a breach of the terms of the Security Agreement), shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association with such arbitration to be held in New York City, New York. The results, determination, finding, judgment or award rendered through such arbitration, shall be final and binding on each of the Company and Lender and not subject to final appeal.

                              OXIS INTERNATIONAL, INC.
                              (the "Company")



                              By:     s/Ray R. Rogers
                                     -------------------
                              Title:  Chairman
                                     -------------------

                            SECURED PROMISSORY NOTE

$183,773.00                                                     FEBRUARY 7, 1995

     FOR VALUE RECEIVED, OXIS INTERNATIONAL, INC., a Delaware corporation (the "Company"), promises to pay to the order of Finovelec S.A. ("Lender"), the sum of NINETY ONE THOUSAND EIGHT HUNDRED EIGHTY-SIX AND 50/100 DOLLARS ($91,886.50) in lawful money of the United States of America which shall be legal tender for the payment of debts from time to time, together with interest on the principal amount hereof remaining outstanding and unpaid, from the date hereof until maturity, at the rate of eight percent (8%) per annum (computed on the actual number of days elapsed over a year of 365 days). In addition, on February 24, 1995, the Lender will deliver $91,886.50 (the "Second Tranche") to the Company, thereby increasing the principal balance of this Promissory Note to $183,773.00. The issuance of the warrant and the delivery of the shares of the Company's Common Stock to Lender described herein is dependent and expressly conditioned upon (provided that an Event of Default (below defined) has not occurred) the Lender delivering the Second Tranche on or before February 24, 1995 (the "Second Tranche February 24 Delivery Obligation"). The failure of the Lender to deliver, or to give irrevocable instructions for the wire transfer of, the Second Tranche on or before February 24, 1995 will result in the Company having no obligation to issue the warrant or deliver any shares of Common Stock described below.

     The principal balance evidenced by this Promissory Note ("Note"), and any accrued but unpaid interest, shall be due and payable in full on February 5, 1996 (the "Due Date").

     The Company shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note and any accrued interest thereon, without notice, penalty or fee.

     The occurrence or existence of any one of the following events or conditions shall constitute an "Event of Default" under this Note:

          (a) any principal of or interest on this Note shall not have been paid on February 5, 1996; or

          (b) the Company makes an assignment for the benefit of creditors, or applies to any tribunal for the appointment of a trustee or receiver of a substantial part of the assets of the Company, or commences, or has commenced against it, any proceedings relating to the Company under any bankruptcy, reorganization, arrangement, readjustment or debts or other insolvency law of any jurisdiction; or an order is entered appointing such trustee or receiver, or adjudicating the Company bankrupt, or approving the petition in any such proceedings; or

          (c) a breach of any of the nonpayment terms of this Note by the Company which is not cured by the Company within forty-five (45) days of receipt of notice by the Company or a breach of the terms of the Security Agreement which is not cured (where cure is possible and permitted) within the periods provided in the Security Agreement.

     This Note is secured by and is subject to that certain Security Agreement dated as of the date hereof between the Company and the Security Agents on behalf of themselves, the Lender and other lenders. The Lender acknowledges it is aware of the terms of the Security Agreement and authorizes the Security Agents to act thereunder and as the Security Agents may determine in their reasonable discretion.

     The Company expressly agrees that upon the happening or occurrence of an Event of Default, Lender may at its option, declare the unpaid principal balance of this Note and all interest then accrued hereon, at once due and payable; and in such event if this Note is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial or other proceeding whatsoever, then the Company agrees and promises to pay reasonable attorneys' fees and expenses.

     As additional consideration for the loans evidenced hereby, the Company shall issue promptly after the date hereof 22,385 shares of its Common Stock in Lender's name. Such issued shares shall be held in escrow by the Secretary of the Company and shall be promptly delivered to the Lender on or about February 24, 1995, subject only to satisfaction of the Second Tranche February 24 Delivery Obligation. If the Second Tranche February 24 Delivery Obligation is not satisfied (other than as a result of an Event of Default by the Debtor hereunder), such shares shall be canceled and deemed null and void by the Company. Such shares shall be entitled to the same, or substantially equivalent, registration rights as those granted to the purchasers of Equity Securities in the Private Placement (as such terms are defined below).

     The Company is contemplating a Private Placement as described in Article 8B of that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of June 21, 1994 among the Company (then named "DDI Pharmaceuticals, Inc."), Bioxytech S.A. ("Bioxytech"), the Lender and certain other stockholders of Bioxytech, and that certain letter from the Lender to the Company dated September 7, 1994 (the "Firm Commitment Letter"). (All capitalized terms not defined herein shall have the meanings as set forth in the Purchase Agreement or the Firm Commitment Letter.) In consideration for the Lender making the loan evidenced by this Note and provided that the Second Tranche February 24 Delivery Obligation is satisfied, at the closing of a Private Placement of Equity Securities by the Company, the Company shall issue a warrant entitling the Lender to purchase at any time up to and through December 31, 1997, such number of shares of Equity Securities equal to (x) seven percent (7%) of the principal amount of this Note, divided by (y) the price per share paid by the investors in the Private Placement for Equity Securities. The exercise price of such warrant shall be the same as applicable to other warrants issued in the Private Placement; provided, however, if no such warrants are issued in the Private Placement, the exercise price shall be One Hundred Twenty Percent (120%) of the price per share paid by purchasers of Equity Securities in the Private Placement.

     At the option of the Lender, the Lender shall be entitled to apply all principal and interest owed by the Company hereunder to the Lenders' purchase of Equity Securities in the Private Placement. In the event the Lender exercises the option set forth in the immediately preceding sentence, this Note shall be canceled and the Company's obligations hereunder shall be deemed satisfied at the closing of the Private Placement.

     All of the provisions hereof shall be binding upon and inure to the benefit of the Company and Lender and their respective successors and permitted assigns, except as otherwise provided. This Note may not be assigned by Lender without the consent of the Company.

     This Note shall be governed by the laws of the State of Oregon. The parties hereto agree that any dispute, action or proceeding which arises under or relates to this Note (except for an Event of Default pursuant to the terms of subparagraphs (a) or (b) of the forth paragraph of this Note or a default resulting from a breach of the terms of the Security Agreement), shall be submitted to binding arbitration in accordance with the rules of the American Arbitration Association with such arbitration to be held in New York City, New York. The results, determination, finding, judgment or award rendered through such arbitration, shall be final and binding on each of the Company and Lender and not subject to final appeal.

                              OXIS INTERNATIONAL, INC.
                              (the "Company")



                              By:       s/Ray R. Rogers
                                     --------------------
                              Title:    Chairman
                                     --------------------